Exhibit 99.2 Earnings Summary Second Quarter 2020 July 23, 2020

Safe Harbor This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future net revenue, operating expenses, net income, diluted earnings per common share, non-GAAP operating expenses, non-GAAP net income, diluted non-GAAP earnings per common share, and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the Covid-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the Covid-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed on February 7, 2020, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” "Non-GAAP Earnings per Share," and “Diluted Non-GAAP Earnings per Common Share” that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2

Second Quarter 2020 Financial Summary $0.50 -45% $448M +18%1 GAAP EPS REVENUE $0.60 +54% NON-GAAP EPS2 3 $95M 21.1% +660 bps OPERATING INCOME +72% OPERATING MARGIN $111M 24.7%3 +440 bps ADJUSTED OPERATING INCOME2 +44% ADJUSTED OPERATING MARGIN2 1. All growth data on this slide is year-on-year. 2. See appendix for GAAP to Non-GAAP reconciliations. 3. As a % of net sales. 3

Summary – Consolidated Statement of Operations (GAAP) 2Q20 over 2Q20 over $ in millions, except per share data 2Q20 2Q20 Guidance 1Q20 2Q19 2Q19 1Q20 Net Revenue $448.4 $410- $430 $412.3 $378.9 18.3% 8.8% Gross Margin 46.2% 45.0% 43.9% Operating Expenses $112.7 $102 - $104 $104.7 $111.4 1.2% 7.6% Operating Income $94.7 $80.7 $54.9 72.5% 17.3% Operating Margin 21.1% 19.6% 14.5% Tax Rate 17.4% 12.4% 25.9% Net Income $68.0 $50 - $59 $61.0 $124.0 (45.2%) 11.5% Diluted earnings per common share $0.50 $0.37 - $0.43 $0.45 $0.91 (45.1)% 11.1% 4

Summary – Consolidated Statement of Operations (Non-GAAP)[1]

$ in millions, except per share data	2Q20	2Q20 Guidance	1Q20	2Q19	2Q20 over 2Q19	2Q20 over 1Q20
Net Revenue	$448.4	$410- $430	$412.3	$378.9	18.3%	8.8%
Adjusted Gross Margin – as a % of Net Sales[2]	46.0%		45.1%	44.1%		
Non-GAAP Operating Expenses[3]	$95.4	$88 - $90	$86.2	$90.2	5.8%	10.7%
Adjusted Operating Income	$110.8		$99.6	$76.8	44.3%	11.2%
Adjusted Operating Margin	24.7%		24.2%	20.3%		
Non-GAAP Tax Rate[4]	18.4%		14.6%	20.4%		
Non-GAAP Net Income[5]	$81.6	$61 - $70	$75.6	$53.4	52.8%	7.9%
Diluted non-GAAP earnings per common share	$0.60	$0.45 - $0.51	$0.55	$0.39	53.8%	9.1%

1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Adjusted Gross Margin – as a % of Net Sales excludes charges for fair value write-up of acquired inventory sold, integration costs and severance and restructuring costs. 3. Non-GAAP Operating Expenses exclude amortization expense, deal and transaction costs, integration costs and severance and restructuring costs. 4. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. 5. Non-GAAP Net Income excludes the items noted in Adjusted Gross Margin – as a % of Net Sales, Non-GAAP operating expenses, the Versum termination fee, net, loss on debt extinguishment and modification and the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.

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Specialty Chemicals and Engineered Materials (SCEM)1 2Q20 Highlights Sales growth (YOY): primarily driven by 2Q20 over 2Q20 over advanced deposition materials, cleaning $ in millions 2Q20 1Q20 2Q19 2Q19 1Q20 chemistries and the impact of Net Revenue $146.2 $144.2 $127.6 14.6% 1.4% acquisitions. Offset by declines in non- semi related sales. Segment Profit $32.9 $32.7 $24.0 37.2% 0.8% –––––– Adj. segment profit margin increase Segment Profit Margin 22.5% 22.7% 18.8% (YOY): driven primarily by higher volume. –––––– Adj. Segment Profit $31.8 $33.1 $24.7 28.9% (3.8%) Adj. segment profit margin decrease Adj. Segment Profit Margin 21.8% 22.9% 19.4% (SEQ): primarily driven by higher compensation costs. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 6

Microcontamination Control (MC)1 2Q20 Highlights Sales growth (YOY): primarily driven by 2Q20 over 2Q20 over liquid filtration, gas filtration and the $ in millions 2Q20 1Q20 2Q19 2Q19 1Q20 impact of the Anow acquisition. Net Revenue $183.8 $159.3 $150.2 22.4% 15.4% –––––– Sales growth (SEQ): primarily driven by Segment Profit $62.1 $50.2 $43.1 44.1% 23.9% liquid filtration and gas filtration and Segment Profit Margin 33.8% 31.5% 28.7% purification. –––––– Adj. Segment Profit $62.6 $50.5 $43.1 45.2% 24.1% Adj. segment profit margin increase (SEQ & YOY): driven primarily by higher Adj. Segment Profit Margin 34.1% 31.7% 28.7% volumes and favorable mix. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 7

Advanced Materials Handling (AMH)1 2Q20 Highlights 2Q20 over 2Q20 over Sales increase (YOY): primarily driven by $ in millions 2Q20 1Q20 2Q19 2Q19 1Q20 high purity liquid containers and wafer Net Revenue $126.4 $116.1 $107.5 17.6% 8.9% handling products. ––––– Segment Profit $22.8 $20.6 $15.0 51.6% 10.6% Sales increase (SEQ): primarily driven by high purity liquid container products. Segment Profit Margin 18.0% 17.8% 14.0% ––––– Adj. Segment Profit $23.6 $20.8 $15.0 57.0% 13.8% Adj. segment profit margin increase (YOY & SEQ): driven primarily by higher Adj. Segment Profit Margin 18.7% 17.9% 14.0% volumes and solid cost management. 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 8

Summary – Balance Sheet Items $ in millions 2Q20 1Q20 2Q19 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $532.7 19.0% $335.1 12.9% $521.4 21.5 % Accounts Receivable, net $275.6 9.8% $277.8 10.7% $218.7 9.0 % Inventories $332.9 11.9% $300.7 11.6% $261.9 10.8 % Net PP&E $475.2 16.9% $474.8 18.3% $445.3 18.4 % Total Assets $2,804.0 $2,598.6 $2,424.7 Current Liabilities1 $238.0 8.5% $202.0 7.8% $215.1 8.9 % Long-term debt, excluding current maturities $1,184.0 42.2% $1,074.9 41.4% $933.7 38.5 % Total Liabilities $1,572.3 56.1% $1,427.3 54.9% $1,322.2 54.5 % Total Shareholders’ Equity $1,231.8 43.9% $1,171.3 45.1% $1,102.5 45.5 % AR – DSOs 56.1 61.5 52.7 Inventory Turns 3.0 3.1 3.2 1. Current Liabilities includes $4 million of current maturities of long-term debt in 1Q20 and 2Q19 9

Cash Flows $ in millions 2Q20 1Q20 2Q19 Beginning Cash Balance $335.1 $351.9 $342.4 Cash provided by operating activities $130.0 $11.4 $230.9 Capital expenditures ($24.3) ($22.6) ($25.6) Proceeds from short-term borrowings and long-term debt $400.0 $217.0 — Payments on long-term debt ($293.0) ($75.0) ($1.0) Acquisition of business, net of cash $— ($75.6) $0.5 Repurchase and retirement of common stock $— ($29.6) ($15.0) Payments for dividends ($10.8) ($10.8) ($9.5) Other investing activities 0.2 — — Other financing activities ($4.0) ($29.9) ($0.8) Effect of exchange rates ($0.5) ($1.7) ($0.5) Ending Cash Balance $532.7 $335.1 $521.4 Free Cash Flow1 $105.7 ($11.2) $205.3 Adjusted EBITDA $131.5 $120.3 $95.4 Adjusted EBITDA – as a % of net sales 29.3% 29.2% 25.2% 1. Free cash flow equals cash from operations less capital expenditures 10

Outlook GAAP $ in millions, except per share data 3Q20 Guidance 2Q20 Actual 1Q20 Actual Net Revenue $450 - $475 $448.4 $412.3 Operating Expenses $109 - $111 $112.7 $104.7 Net Income $70 - $78 $68.0 $61.0 Diluted Earnings per Common Share $0.51 - $0.57 $0.50 $0.45 Non-GAAP $ in millions, except per share data 3Q20 Guidance 2Q20 Actual 1Q20 Actual Net Revenue $450 - $475 $448.4 $412.3 Non-GAAP Operating Expenses1 $95 - $97 $95.4 $86.2 Non-GAAP Net Income1 $82 - $90 $81.6 $75.6 Diluted non-GAAP Earnings per Common Share1 $0.60 - $0.66 $0.60 $0.55 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 11

Liquidity and Capital Structure $ in millions Liquidity 03/28/2020 06/27/2020 U.S. Cash $134 $313 Foreign Cash $201 $220 Total Cash $335 $533 Undrawn Revolving Credit Facility $158 $300 Total Liquidity $493 $833 Debt Structure 03/28/2020 06/27/2020 Covenants Senior Secured Term Loan (due 2025) $396 $245 No maintenance covenants Senior Unsecured Notes (due 2026) $550 $550 No maintenance covenants Revolving Credit Facility (drawn amount) $142 — 3.75x secured net leverage New Senior Unsecured Notes1 (due 2028) — $400 No maintenance covenants Total debt $1,088 $1,195 1. Offering closed April 30, 2020. The Company expects, based on current conditions subject to change, to use a portion of the net proceeds of the offering to repay approximately $100 million of 12 outstanding borrowings under its term loan facility in the second half of 2020.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 13

Appendix 14

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Six months ended $ in thousands June 27, 2020 June 29, 2019 March 28, 2020 June 27, 2020 June 29, 2019 Net sales $448,405 $378,874 $412,327 $860,732 $769,921 Gross profit-GAAP $207,372 $166,274 $185,478 $392,850 $343,667 Adjustments to gross profit: Integration costs (1,557) — — (1,557) — Severance and restructuring costs 465 — — 465 358 Charge for fair value mark-up of acquired inventory sold — 695 361 361 2,850 Adjusted gross profit $206,280 $166,969 $185,839 $392,119 $346,875 Gross margin – as a % of net sales 46.2% 43.9% 45.0% 45.6% 44.6 % Adjusted gross margin – as a % of net sales 46.0% 44.1% 45.1% 45.6% 45.1% 15

Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions June 27, 2020 June 29, 2019 March 28, 2020 GAAP operating expenses $112.7 $111.4 $104.7 Adjustments to operating expenses: Deal and transaction costs 0.5 1.1 1.4 Integration costs 2.0 1.3 0.1 Severance and restructuring costs 1.6 2.2 0.8 Amortization of intangible assets 13.2 16.6 16.2 Non-GAAP operating expenses $95.4 $90.2 $86.2 GAAP tax rate 17.4% 25.9% 12.4 % Other 1.0% (5.5)% 2.2 % Non-GAAP tax rate 18.4% 20.4% 14.6% 16

Reconciliation of GAAP Segment Profit to Adjusted Operating Income

$ in thousands		Three Months Ended		Six months ended	
Segment profit-GAAP	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
Specialty Chemicals and Engineered Materials (SCEM)	$32,938	$24,000	$32,670	$65,608	$48,431
Microcontamination Control (MC)	62,137	43,126	50,167	112,304	90,449
Advanced Materials Handling (AMH)	22,809	15,043	20,632	43,441	37,410
Total segment profit	117,884	82,169	103,469	221,353	176,290
Amortization of intangible assets	13,216	16,591	16,211	29,427	35,248
Unallocated expenses	9,956	10,669	6,514	16,470	38,642
Total operating income	$94,712	$54,909	$80,744	$175,456	$102,400

$ in thousands		Three months ended		Six months ended	
Adjusted segment profit	June 27, 2020	June 29, 2019	March 28, 2020	June 27, 2020	June 29, 2019
SCEM segment profit	$32,938	$24,000	$32,670	$65,608	$48,431
Integration costs	(1,557)	—	—	(1,557)	—
Severance and restructuring costs	455	—	174	629	519
Charge for fair value write-up of acquired inventory sold	—	695	235	235	815
SCEM adjusted segment profit	$31,836	$24,695	$33,079	$64,915	$49,765
MC segment profit	$62,137	$43,126	$50,167	$112,304	$90,449
Severance and restructuring costs	494	—	190	684	724
Charge for fair value write-up of acquired inventory sold	—	—	126	126	2,035
MC adjusted segment profit	$62,631	$43,126	$50,483	$113,114	$93,208
AMH segment profit	$22,809	$15,043	$20,632	$43,441	$37,410
Severance and restructuring costs	814	—	135	949	578
AMH adjusted segment profit	$23,623	$15,043	$20,767	$44,390	$37,988
Unallocated general and administrative expenses	$9,956	$10,669	$6,514	$16,470	$38,642
Unallocated deal and integration costs	(2,415)	(2,428)	(1,479)	(3,894)	(24,484)
Unallocated severance and restructuring costs	(286)	(2,170)	(344)	(630)	(2,170)
Adjusted unallocated general and administrative expenses	$7,255	$6,071	$4,691	$11,946	$11,988
Total adjusted segment profit	$118,090	$82,864	$104,329	$222,419	$180,961
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	7,255	6,071	4,691	11,946	11,988
Total adjusted operating income	$110,835	$76,793	$99,638	$210,473	$168,973

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Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA $ in thousands Three Months Ended Six months ended June 27, 2020 June 29, 2019 March 28, 2020 June 27, 2020 June 29, 2019 Net sales $448,405 $378,874 $412,327 $860,732 $769,921 Net income $68,036 $123,997 $61,006 $129,042 $156,655 Net income – as a % of net sales 15.2% 32.7% 14.8% 15.0% 20.3 % Adjustments to net income: Income tax expense 14,361 43,235 8,622 22,983 48,657 Interest expense, net 12,792 9,692 10,238 23,030 19,351 Other (income) expense, net (477) (122,015) 878 401 (122,263) GAAP - Operating income 94,712 54,909 80,744 175,456 102,400 Operating margin - as a % of net sales 21.1% 14.5% 19.6% 20.4% 13.3 % Charge for fair value write-up of acquired inventory sold — 695 361 361 2,850 Deal and transaction costs 503 1,164 1,431 1,934 20,300 Integration costs 355 1,264 48 403 4,184 Severance and restructuring costs 2,049 2,170 843 2,892 3,991 Amortization of intangible assets 13,216 16,591 16,211 29,427 35,248 Adjusted operating income 110,835 76,793 99,638 210,473 168,973 Adjusted operating margin - as a % of net sales 24.7% 20.3% 24.2% 24.5% 21.9 % Depreciation 20,639 18,596 20,648 41,287 35,317 Adjusted EBITDA $131,474 $95,389 $120,286 $251,760 $204,290 Adjusted EBITDA – as a % of net sales 29.3% 25.2% 29.2% 29.2% 26.5% 18

Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share $ in thousands, except per share data Three months ended Six months ended June 27, 2020 June 29, 2019 March 28, 2020 June 27, 2020 June 29, 2019 GAAP net income $68,036 $123,997 $61,006 $129,042 $156,655 Adjustments to net income: Charge for fair value write-up of inventory acquired — 695 361 361 2,850 Deal and transaction costs 503 1,164 1,431 1,934 20,711 Integration costs 355 1,264 48 403 4,184 Severance and restructuring costs 2,049 2,170 843 2,892 3,991 Loss on debt extinguishment and modification 1,470 — — 1,470 — Versum termination fee, net — (122,000) — — (122,000) Amortization of intangible assets 13,216 16,591 16,211 29,427 35,248 Tax effect of legal entity restructuring — 9,398 — — 9,398 Tax effect of adjustments to net income and discrete items1 (4,048) 20,153 (4,329) (8,377) 10,289 Non-GAAP net income $81,581 $53,432 $75,571 $157,152 $121,326 Diluted earnings per common share $0.50 $0.91 $0.45 $0.95 $1.15 Effect of adjustments to net income $0.10 $(0.52) $0.11 $0.21 $(0.26) Diluted non-GAAP earnings per common share $0.60 $0.39 $0.55 $1.15 $0.89 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years. 19

Reconciliation of GAAP Outlook to Non-GAAP Outlook $ in millions Third-Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $109 - $111 Adjustments to net income: Restructuring and integration costs 2 Amortization of intangible assets 12 Non-GAAP operating expenses $95 - $97 $ in millions Third-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $70 - $78 Adjustments to net income: Restructuring and integration costs 3 Amortization of intangible assets 12 Income tax effect (3) Non-GAAP net income $82 - $90 Third-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.51 - $0.57 Adjustments to diluted earnings per common share: Restructuring and integration costs 0.03 Amortization of intangible assets 0.09 Income tax effect (0.03) Diluted non-GAAP earnings per common share $0.60 to $0.66 20

GAAP Segment Trend Data1 $ in thousands Q118 Q218 Q318 Q418 Q119 Q219 Q319 Q419 Q120 Q220 Sales SCEM $130,743 $134,336 $131,234 $133,928 $124,470 $127,552 $127,750 $146,747 $144,214 $146,213 MC 118,923 124,937 151,478 158,500 157,706 150,185 155,979 169,794 159,261 183,758 AMH 124,078 130,572 123,227 115,527 116,064 107,515 117,256 117,455 116,137 126,434 Inter-segment elimination (6,545) (6,786) (7,342) (6,313) (7,193) (6,378) (6,838) (6,998) (7,285) (8,000) Total Sales $367,199 $383,059 $398,597 $401,642 $391,047 $378,874 $394,147 $426,998 $412,327 $448,405 Segment Profit SCEM $30,921 $36,728 $31,210 $28,221 $24,431 $24,000 $17,074 $32,822 $32,670 $32,938 MC 40,311 37,214 42,448 46,879 47,323 43,126 46,792 57,157 50,167 62,139 AMH 25,463 25,542 22,226 19,096 22,367 15,043 17,077 20,686 20,632 22,809 Total Segment Profit $96,695 $99,484 $95,884 $94,196 $94,121 $82,169 $80,943 $110,665 $103,469 $117,886 Segment Profit Margin SCEM 23.7% 27.3% 23.8% 21.1% 19.6% 18.8% 13.4% 22.4% 22.7% 22.5 % MC 33.9% 29.8% 28.0% 29.6% 30.0% 28.7% 30.0% 33.7% 31.5% 33.8 % AMH 20.5% 19.6% 18.0% 16.5% 19.3% 14.0% 14.6% 17.6% 17.8% 18.0% 1. In 1Q19 the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. 21

Non-GAAP Segment Trend Data[1]

$ in thousands	Q218	Q318	Q418	Q119	Q219	Q319	Q419	Q120	Q220
Sales									
SCEM	$134,336	$131,234	$133,928	$124,470	$127,552	$127,750	$146,747	$144,214	$146,213
MC	124,937	151,478	158,500	157,706	150,185	155,979	169,794	159,261	183,758
AMH	130,572	123,227	115,527	116,064	107,515	117,256	117,455	116,137	126,434
Inter-segment elimination	(6,786)	(7,342)	(6,313)	(7,193)	(6,378)	(6,838)	(6,998)	(7,285)	(8,000)
Total Sales	$383,059	$398,597	$401,642	$391,047	$378,874	$394,147	$426,998	$412,327	$448,405
Adjusted Segment Profit									
SCEM[2]	$36,728	$31,210	$28,221	$25,070	$24,695	$23,700	$32,530	$33,079	$31,836
MC[3]	37,422	45,729	50,258	50,082	43,126	49,769	58,039	50,483	62,631
AMH[3]	25,542	22,692	19,556	22,945	15,043	20,212	20,307	20,767	23,623
Total Segment Profit	$99,692	$99,631	$98,035	$98,097	$82,864	$93,681	$110,876	$104,329	$118,090
Adjusted Segment Profit Margin									
SCEM	27.3%	23.8%	21.1%	20.1%	19.4%	18.6%	22.2%	22.9%	21.8 %
MC	30.0%	30.2%	31.7%	31.8%	28.7%	31.9%	34.2%	31.7%	34.1 %
AMH	19.6%	18.4%	16.9%	19.8%	14.0%	17.2%	17.3%	17.9%	18.7 %

1. In 1Q19 the Company changed its definition of segment profit to include inter-segment sales. Prior period information has been recast to reflect the change. Segment profit excludes amortization of intangibles and unallocated expenses.
2. Adjusted segment profit for SCEM for 3Q17, 1Q19, 3Q19,4Q19, 1Q20 and 2Q20 excludes charges for severance and restructuring of $14, $519, $2,143, $184, $174 and $455, respectively. Adjusted segment profit for SCEM for 1Q19, 2Q19, 3Q19, 4Q19 and 1Q20 excludes fair value mark-up of inventory and severance charges of $120, $695, $4,483, ($476) and $235, respectively. Adjusted segment profit for SCEM for 2Q20 excludes charges for integration costs ($1,557).
3. Adjusted segment profit for MC for 2Q17 excludes charges for impairment of equipment and severance of $884 and $559, respectively. Adjusted segment profit for MC for 3Q17, 1Q19, 3Q19, 4Q19, 1Q20 and 2Q20 excludes charges for severance of $196, $724, $2,977, $195, $190 and $494, respectively. Adjusted segment profit for MC for 2Q18, 3Q18, 4Q18, 1Q19, 4Q19 and 1Q20 excludes charges for fair value mark-up of acquired inventory sold of $208, $3,281, $3,379, $2,035, $687 and $126, respectively.
4. Adjusted segment profit for AMH for 2Q17 excludes charges for impairment of equipment of $2,286. Adjusted segment profit for AMH for 3Q17 excludes impairment of equipment and severance and restructuring of $3,364 and $1,857, respectively. Adjusted segment profit for AMH for 3Q18 excludes loss on sale of subsidiary of $466. Adjusted segment profit for AMH for 4Q18, 1Q19, 3Q19, 4Q19, 1Q20 and 2Q20 excludes severance and restructuring of $460, $578, $3,135, ($379), $135 and $814, respectively.

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